UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

BrightSphere Investment Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38979	47-1121020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Clarendon Street, 53rd Floor
Boston, Massachusetts 02116
(617) 369-7300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BSIG	New York Stock Exchange
4.800% Notes due 2026	BSIG 26	New York Stock Exchange
5.125% Notes due 2031	BSA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01    Completion of Acquisition or Disposition of Assets.

On June 2, 2021, pursuant to the terms and conditions of the Equity Purchase Agreement (the “Purchase Agreement”), dated as of March 30, 2021, by and among BrightSphere (Landmark) LLC, Landmark Investment Holdings LP, Landmark Partners, LLC (“Landmark”) and Ares Holdings L.P. (“Ares”), and solely with respect to Section 10.18, BrightSphere Investment Group Inc. (“BrightSphere”), and solely with respect to Sections 7.1.4 through 7.1.7, 7.9.6 and 7.13.2, Landmark Partners, Inc., and solely with respect to Section 2.1, Section 2.3, Section 3.1.7(a)-(b), Section 7.1.4, Section 7.9.5, Section 7.12.4, Section 7.12.5, Section 7.13.2 hereof, each Landmark Partner identified on Exhibit E, BrightSphere, through its subsidiaries party to the Purchase Agreement, completed the sale of its interests in Landmark to Ares. Total gross proceeds to BrightSphere from the transaction, which includes proceeds from the transfer of BrightSphere’s ownership equity and co-investment interests, plus customary closing adjustments, were $719 million, and anticipated after-tax proceeds are expected to be approximately $625 million.

A copy of the Purchase Agreement was filed as Exhibit 10.1 to BrightSphere’s Form 10-Q on May 7, 2021, and is incorporated herein by reference. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.

ITEM 9.01                                       Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

The Company’s unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2021 and unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2021 and the years ended December 31, 2020, 2019 and 2018, and the notes thereto, are furnished as Exhibit 99.1 hereto and are incorporated by reference herein.

(d)    Exhibits.

Exhibit No.	Description

2.1
Equity Purchase Agreement, dated as of March 30, 2021, by and among BrightSphere (Landmark) LLC, Landmark Investment Holdings LP, Landmark Partners, LLC and Ares Holdings L.P., and solely with respect to Section 10.18, BrightSphere Investment Group Inc., and solely with respect to Sections 7.1.4 through 7.1.7, 7.9.6 and 7.13.2, Landmark Partners, Inc., and solely with respect to Section 2.1, Section 2.3, Section 3.1.7(a)-(b), Section 7.1.4, Section 7.9.5, Section 7.12.4, Section 7.12.5, Section 7.13.2 thereof, each Landmark Partner identified on Exhibit E, incorporated by reference to Exhibit 10.1 to the Form 10-Q filed May 7, 2021

99.1	Unaudited Pro Forma Consolidated Financial Statements of BrightSphere Investment Group Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	June 4, 2021	BRIGHTSPHERE INVESTMENT GROUP INC.

		By:	/s/ Richard J. Hart
		Name:	Richard J. Hart
		Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1
Equity Purchase Agreement, dated as of March 30, 2021, by and among BrightSphere (Landmark) LLC, Landmark Investment Holdings LP, Landmark Partners, LLC and Ares Holdings L.P., and solely with respect to Section 10.18, BrightSphere Investment Group Inc., and solely with respect to Sections 7.1.4 through 7.1.7, 7.9.6 and 7.13.2, Landmark Partners, Inc., and solely with respect to Section 2.1, Section 2.3, Section 3.1.7(a)-(b), Section 7.1.4, Section 7.9.5, Section 7.12.4, Section 7.12.5, Section 7.13.2 thereof, each Landmark Partner identified on Exhibit E, incorporated by reference to Exhibit 10.1 to the Form 10-Q filed May 7, 2021

99.1	Unaudited Pro Forma Consolidated Financial Statements of BrightSphere Investment Group Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)